U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):OCTOBER 21, 2003
                                                 ----------------



                      PERFORMANCE CAPITAL MANAGEMENT, LLC
           ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            CALIFORNIA            0 - 50235             03-0375751
            ----------         ----------------        -------------
         (State or other         (Commission          (I.R.S. Employer
           Jurisdiction          File Number)        Identification No.)
        of incorporation)


          222 SOUTH HARBOR BLVD., SUITE 400
                 ANAHEIM, CALIFORNIA                       92805
       ----------------------------------------         ------------
       (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (714) 502-3780
                                                   -----------------

ITEM 5.  OTHER  EVENTS.

     On October 21, 2003, Performance Capital Management, LLC's Co-Chairpersons of the Board of Directors prepared a letter to the Company's Unit Holders recommending that they reject an offer by Sierra Liquidity Fund, LLC, to purchase their units at $2.00 per unit and not tender their units to Sierra. A form of the letter to Unit Holders and an accompanying Solicitation/Recommendation Statement are filed as Exhibits 99.1 and 99.3 to this report and are hereby incorporated by reference. Also on October 21, 2003, the Company's Chief Operations Officer prepared a letter to Sierra demanding that Sierra permit tendering Unit Holders to rescind their transactions and that Sierra cease any tender offer for the Company's units until it complies with all relevant laws. A form of the letter to Sierra is filed as Exhibit 99.2 to this report and is hereby incorporated by reference. Exhibits 99.1 and 99.3 were delivered to Sierra as well.

ITEM 7.  EXHIBITS.

  Exhibit No.    Description
---------------  ----------------------------------------------------------------------
     99.1        Form of letter to Unit Holders communicating the recommendation of the
                 Board
     99.2        Form of letter to Sierra communicating the concern of the Board
     99.3        Solicitation/Recommendation Statement dated October 21, 2003
     99.4        Excerpt from the Definitive Proxy Statement filed April 29, 2003


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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PERFORMANCE CAPITAL MANAGEMENT, LLC



  October 21, 2003                By:     /s/ David J. Caldwell
-------------------                  --------------------------------
       (Date)                        David J. Caldwell
                                     Its: Chief Operations Officer

                                  EXHIBIT INDEX

  Exhibit No.    Description
---------------  ----------------------------------------------------------------------
     99.1        Form of letter to Unit Holders communicating the recommendation of the
                 Board
     99.2        Form of letter to Sierra communicating the concern of the Board
     99.3        Solicitation/Recommendation Statement dated October 21, 2003
     99.4        Excerpt from the Definitive Proxy Statement filed April 29, 2003


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